SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 25, 1997

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)

                    GE Capital Mortgage Services, Inc.
                    ----------------------------------
               (formerly known as Travelers Mortgage Services, Inc.)
              (Exact name of registrant as specified in its charter)

          New Jersey               33-5042                21-0627285
          ----------               -------                ----------
        (State or Other          (Commission           (I.R.S. Employer
        Jurisdiction of          File Number)         Identification No.)
        Incorporation)

        Three Executive Campus
        Cherry Hill, New Jersey                             08002
        -----------------------                             -----
        (Address of Principal                             (Zip Code)
        Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
-------  ------------

     On September 25, 1997, GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

Series                            Distribution on Series
------                            ----------------------

Series 1997-01                        $ 6,605,722.39
Series 1997-02                        $13,988,061.77
Series 1997-03                        $ 7,928,206.83
Series 1997-HE-1                      $ 4,168,524.79
Series 1997-04                        $ 7,020,810.95
Series 1997-05                        $ 9,283,533.29
Series 1997-06                        $ 8,531,207.75
Series 1997-HE-2                      $ 3,575,498.68
Series 1997-07                        $ 6,580,292.20

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Distribution Date Statement" filed as part of this Report.

    Series               Exhibit No.         Description
    ------               -----------         -----------

Series 1997-01              99.1         Servicer's Certificate
                            99.2         Distribution Date Statement

Series 1997-02              99.3         Servicer's Certificate
                            99.4         Distribution Date Statement

Series 1997-03              99.5         Servicer's Certificate
                            99.6         Distribution Date Statement

Series 1997-HE-1            99.7         Servicer's Certificate
                            99.8         Distribution Date Statement

Series 1997-04              99.9         Servicer's Certificate
                            99.10        Distribution Date Statement

Series 1997-05              99.11        Servicer's Certificate
                            99.12        Distribution Date Statement

Series 1997-06              99.13        Servicer's Certificate
                            99.14        Distribution Date Statement

Series 1997-HE-2            99.15        Servicer's Certificate
                            99.16        Distribution Date Statement

Series 1997-07              99.17        Servicer's Certificate
                            99.18        Distribution Date Statement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            GE CAPITAL MORTGAGE SERVICES, INC.



                            By:    /s/ Karen Pickett
                            ------------------------------------------
                            Name:   Karen Pickett
                            Title:  Vice President,
                                    Investor Operations

Dated as of:  September 25, 1997

                                  EXHIBIT INDEX

  EXHIBIT NO.                 DESCRIPTION
  -----------                 -----------

     99.1        Series 1997-01 Servicer's Certificate

     99.2        Series 1997-01 Distribution Date Statement

     99.3        Series 1997-02 Servicer's Certificate

     99.4        Series 1997-02 Distribution Date Statement

     99.5        Series 1997-03 Servicer's Certificate

     99.6        Series 1997-03 Distribution Date Statement

     99.7        Series 1997-HE-1 Servicer's Certificate

     99.8        Series 1997-HE-1 Distribution Date Statement

     99.9        Series 1997-04 Servicer's Certificate

     99.10       Series 1997-04 Distribution Date Statement

     99.11       Series 1997-05 Servicer's Certificate

     99.12       Series 1997-05 Distribution Date Statement

     99.13       Series 1997-06 Servicer's Certificate

     99.14       Series 1997-06 Distribution Date Statement

     99.15       Series 1997-HE-2 Servicer's Certificate

     99.16       Series 1997-HE-2 Distribution Date Statement

     99.17       Series 1997-07 Servicer's Certificate

     99.18       Series 1997-07 Distribution Date Statement